INCOME TAXES (Tables)	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
The components of the Company’s deferred taxes are as follows:

	2016	2015
Deferred tax assets (liabilities):
Net operating loss carryforward	$175,275	$76,162
Total deferred tax assets	175,275	76,162
Valuation Allowance	(175,275)	(76,162)
Net Deferred tax assets	$-	$-